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                               January 28, 2003
                          as amended October 21, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                   SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
                               125 Broad Street
                           New York, New York 10004
                                 800-451-2010

   This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of Smith Barney Fundamental Value Fund Inc. (the "fund"), dated January 28, 2003, and should be read in conjunction with the fund's prospectus. The fund's prospectus may be obtained from any Smith Barney Financial Consultant, a PFS Investment Registered Representative, a broker/dealer, financial intermediary or financial institution (each called a "Service Agent") or by writing or calling the fund at the address or phone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

                               TABLE OF CONTENTS

             Investment Objective and Management Policies......  2
             Directors and Executive Officers.................. 13
             Compensation Table................................ 16
             Distribution...................................... 20
             Purchase, Redemption and Exchange of Shares....... 22
             Redemption of Shares.............................. 29
             Valuation of Shares............................... 32
             Exchange Privilege................................ 33
             Performance Data.................................. 34
             Taxes............................................. 36
             Additional Information............................ 39
             Financial Statements.............................. 40
             Other Information................................. 40
             Appendix A--Proxy Voting Policies and Procedures.. 42

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                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in the prospectus. Smith Barney Fund Management LLC ("SBFM" or "the manager") serves as investment manager and administrator of the fund.

   The fund's primary investment objective is long-term capital growth. Current income is a secondary consideration. The fund seeks to achieve its objective through investment in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stocks. The fund also invests to a lesser extent in bonds and other debt instruments. There is no guarantee that the fund will achieve its investment objective.

   When SBFM believes that a defensive investment posture is warranted or when opportunities for capital growth do not appear attractive, the fund may temporarily invest all or a portion of its assets in short-term money market instruments, including repurchase agreements with respect to those instruments. The fund is authorized to borrow money in an amount up to 10% of its total assets for temporary or emergency purposes.

   Foreign Securities and American Depository Receipts. The fund has the authority to invest up to 25% of its assets in foreign securities (including European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs")) and American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Many of the foreign securities held by the fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission ("SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well.

   Securities of Other Investment Companies. The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund's total assets and
(iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund's total assets.

   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.

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These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, fund shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to market availability.

   Index-Related Securities ("Equity Equivalents"). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

   Repurchase Agreements. The fund may enter into repurchase agreements with certain member banks of the Federal Reserve System and certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire securities for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the securities at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM, acting under the supervision of the Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those dealers and banks with which the fund enters into repurchase agreements to evaluate potential risks.

   Lending of Portfolio Securities. The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable

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regulatory requirements. The fund may not lend its portfolio securities to
Citigroup Global Markets Inc. ("CGM") or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities"), which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with CGM, and which is acting as a "finder."

   In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities, as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund through its Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

   Money Market Instruments. As stated in the prospectus, the fund may invest for temporary defensive purposes or when opportunities for capital growth do not appear attractive, in short-term corporate and government money market instruments. Money market instruments in which the fund may invest include:
U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

   Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

   Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amounts of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and

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government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loan associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

   Fixed Income Securities. The fund may invest in investment grade bonds, at the time of purchase, in the four highest ratings categories by a nationally recognized securities rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's Investor Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Rating Services ("S&P"). Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the fund, although the manager will consider these events in determining whether the fund should continue to hold the securities.

   Illiquid Securities. Up to 15% of the assets of the fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded.

   Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

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   In order to assure that the fund will not be deemed to be a "commodity pool"
for purposes of the Commodity Exchange Act, regulations of the Commodity
Futures Trading Commission ("CFTC") require that the fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the fund's assets.

   To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the investment manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the investment manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the investment manager expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the investment manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the investment manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging"). The fund will segregate (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies with a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund's commitments with respect to such contracts.

   For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the investment manager intends to include in its portfolio. The fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration which has been segregated by the fund) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

   Although the portfolio might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the investment manager's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use

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forward currency contracts are different from those needed to select the securities in which the fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes."

   Options on Securities. As discussed more generally above, the fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium

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received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

   Although the fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of SBFM and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although the manager will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

   Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of long term growth or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indices also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock

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index gives the holder the right to receive a cash "exercise settlement amount"
equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

   The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   Interest Rates and Currency Swaps. As one way of managing its exposure to different types of investments, the fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

   Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollar for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.

   Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund's performance. Swap agreements are subject to credit risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund's obligations over its entitlements with respect to a swap transaction.

Portfolio Turnover

   While the fund does not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time they have been held by the fund when warranted by the circumstances. The fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a year by the monthly average value of portfolio securities for the year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. A portfolio turnover rate of 100% would occur, for example, if all the securities in the fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 2002 and 2001 fiscal years, the fund's portfolio turnover rates were 39% and 42%, respectively.

Investment Restrictions

   The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the fund's outstanding shares. Investment restrictions 8 through 17 may be changed by a majority of the fund's Board of Directors at any time. The fund may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue senior securities as defined in the 1940 Act, and any rules and orders thereunder, except insofar as the fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on future contracts and other similar instruments; and (c) issuing separate classes of shares.

      3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

      5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      7. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      8. Invest more than 5.00% of the value of the fund's total assets in the securities of any issuer which has been in continuous operation for less than three years. This restriction does not apply to U.S. government securities.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Invest in interests in oil, gas or other mineral exploration or development programs (except that the fund may invest in the securities of issuers which operate, invest in or sponsor such programs).

      11. Purchase or retain the securities of any issuer if, to the knowledge of the fund, any officer or Director of the fund or of SBFM owns beneficially more than 1/2 of 1.00% of the outstanding securities of such issuer and the persons so owning more than 1/2 of 1.00% of such securities together own beneficially more than 5.00% of such securities.

      12. Purchase warrants if, thereafter, more than 2.00% of the value of the fund's net assets would consist of such warrants, but warrants attached to other securities or acquired in units by the fund are not subject to this restriction.

      13. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      14. Invest in any company for the purpose of exercising control or management.

      15. Purchase or sell real estate limited partnership interests.

      16. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      17. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof or engage in transactions involving futures contracts and related options, except as permitted under the fund's investment goals and policies, as set forth in the current prospectus and the Statement of Additional Information.

   Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

                       DIRECTORS AND EXECUTIVE OFFICERS

   Overall responsibility for management and supervision of the fund rests with the fund's board of directors. The directors approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager. The names of the directors of the fund and executive officers of the fund together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the funds are employees of organizations that provide services to the fund.

                                                                                      Number of
                                                 Term of                             Portfolios
                                               Office* and                             in Fund       Other
                                   Position(s)  Length of                              Complex   Directorships
Name, Address and                   Held with     Time      Principal Occupation(s)   Overseen      Held by
Age                                   Fund       Served     During Past Five Years   by Director   Director
--------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:
Robert M. Frayn, Jr.                Director      Since    Retired; Former President       1         None
2212 Harvard Avenue East                          1981     and Director of Book
Seattle, WA 98102                                          Publishing Co.
Age 68

Leon P. Gardner                     Director      Since    Private Investor; Former        1         None
2310 NW Blue Ridge Drive                          1984     Chairman of Fargo's
Seattle, WA 98177                                          Pizza Co.
Age 74

Howard J. Johnson                   Director    From 1981  Private Investor; Former        1         None
30 Sutton Place                                  to 1998   Vice Chairman, Benefit
New York, NY 10022                                 and     and Investment Solutions,
Age 64                                           2000 to   of Merrill Lynch & Co.;
                                                 Present   Former President and
                                                           Chairman of Howard
                                                           Johnson & Co., an actuary
                                                           and pension consultant

David E. Maryatt                    Director      Since    Private Investor; Former        1         None
1326 Fifth Avenue,                                1981     President and Director of
Seattle, WA 98101                                          ALS Co., a real estate
Age 66                                                     management and
                                                           development firm

Jerry A. Viscione                   Director      Since    Consultant; Former              1         None
11927 Stendall Drive North                        1993     Executive Vice President
Seattle, WA 98133                                          of Marquette University
Age 58

INTERESTED
DIRECTORS:
R. Jay Gerken**                     Director/     Since    Managing Director of          219         None
Citigroup Asset Management ("CAM")  Chairman      2002     Citigroup Global Markets
399 Park Avenue                                            Inc. ("CGM");
New York, NY 10022                                         Chairman, President and
Age 51                                                     Chief Executive Officer
                                                           of SBFM, Travelers
                                                           Investment Adviser, Inc.
                                                           ("TIA") and Citi Fund
                                                           Management Inc.

--------
* Directors are elected until their successors are elected and qualified. **Designates a Director that is an "interested person" as defined in the 1940 act. Such persons are compensated by CGM and are not separately compensated by the fund for serving as a fund officer or director.

                                                                                         Number of
                                        Term of                                         Portfolios
                                      Office* and                                         in Fund       Other
                        Position(s)    Length of                                          Complex   Directorships
Name, Address and        Held with       Time            Principal Occupation(s)         Overseen      Held by
Age                        Fund         Served           During Past Five Years         by Director   Director
-----------------------------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone      Senior Vice        Since    Managing Director of CGM; Director        N/A          N/A
CAM                   President          1993     and Senior Vice President of SBFM
125 Broad Street,     and Chief                   and TIA
11th Floor            Administrative
New York, NY 10004    Officer
Age 46

Richard L. Peteka     Chief Financial    Since    Director and Head of Internal Control     N/A          N/A
CAM                   Officer and        2002     for Citigroup Asset Management U.S.
125 Broad Street,     Treasurer                   Mutual Fund Administration from
11th Floor                                        1999-2002; Vice President, Head of
New York, NY 10004                                Mutual Fund Administration and
Age 41                                            Treasurer at Oppenheimer Capital
                                                  from 1996-1999

John G. Goode         Vice President     Since    Managing Director of CGM;                 N/A          N/A
CAM                   and Investment     1990     Chairman and Chief Investment
One Sansome Street,   Officer                     Officer of Davis Skaggs Investment
36th Floor                                        Management (''Davis Skaggs''), a
San Francisco, CA                                 division of Citigroup Asset
94104                                             Management
Age 58

Peter J. Hable        Vice President     Since    Managing Director of CGM;                 N/A          N/A
CAM                   and Investment     1990     President of Davis Skaggs
One Sansome Street,   Officer
36th Floor
San Francisco, CA
94104
Age 44

Kaprel Ozsolak        Controller         Since    Vice President of CGM                     N/A          N/A
CAM                                      2002
125 Broad Street, 9th
Floor
New York, NY 10004
Age 36

Christina T. Sydor    Secretary          Since    Managing Director of CGM; General         N/A          N/A
CAM                                      1993     Counsel and Secretary of SBFM and
300 First Stamford                                TIA
Place, 4th Floor
Stamford, CT 06902
Age 51

Andrew Beagley        Chief              Since    Director, CGM (since 2000); Director      N/A          N/A
CAM                   Anti-Money         2002     of Compliance, North America, (since
399 Park Avenue       Laundering                  2000); Director of Compliance,
New York, NY 10022    Compliance                  Europe, the Middle East and Africa,
Age 40                Officer                     CAM (from 1999 to 2000);
                                                  Compliance Officer, Salomon Brothers
                                                  Asset Management Limited, Smith
                                                  Barney Global Capital Management
                                                  Inc., Salomon Brothers Asset
                                                  Management Asia Pacific Limited
                                                  (from 1997 to 1999)

                                                                                       Number of
                                       Term of                                        Portfolios
                                     Office* and                                        in Fund       Other
                         Position(s)  Length of                                         Complex   Directorships
Name, Address and         Held with     Time           Principal Occupation(s)         Overseen      Held by
Age                         Fund       Served          During Past Five Years         by Director   Director
---------------------------------------------------------------------------------------------------------------

Robert J. Frenkel          Chief        Since    Managing Director and General            N/A          N/A
CAM                        Legal        2003     Counsel, Global Mutual Funds for
300 First Stamford Place   Officer               CAM and its predecessor (since 1994)
Stamford, CT 06902
Age 48

--------
   The fund has a nominating committee, compensation committee and an audit committee that are composed of all independent directors. Leon P. Gardner is the chairman of the nominating committee. Robert M. Frayn, Jr. and Howard J. Johnson are co-chairmen of the committee of the compensation committee.

   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the fund or the manager under the 1940 Act (''Independent Directors''), namely Messrs. Frayn, Gardner, Johnson, Maryatt and Viscione.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met once.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's secretary. The Nominating Committee met once during the fund's most recent fiscal year.

   The fund also has a pricing committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required.

   For the calendar year ended December 31, 2002, the directors of the fund beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

                                                Aggregate Dollar Range
                                              of Equity Securities in All
                                                 Registered Investment
                           Dollar Range of       Companies Overseen by
                         Equity Securities in    Director in Family of
       Name of Director        the Fund          Investment Companies
       ----------------  -------------------- ---------------------------
       Robert M. Frayn..              None                     None
       Leon P. Gardner..   $10,001-$50,000          $10,001-$50,000
       Howard J. Johnson              None                     None
       David E. Maryatt.              None                     None
       R. Jay Gerken....              None            Over $100,000
       Jerry A. Viscione        $1-$10,000               $1-$10,000

   The following table shows the compensation paid by the fund to each person who was a Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and interested Directors of the fund are compensated by CGM.

                              COMPENSATION TABLE

                                             Aggregate                          Aggregate         Number of
                                            Compensation    Total Pension   Compensation from   Portfolios for
                                           From the Fund    or Retirement   the Funds and the    Which Person
                                           for the Fiscal     Benefits      Fund Complex for        Served
                                             Year Ended     Accrued from  the Fiscal Year Ended  Within Fund
Director                                 September 30, 2002   the Fund     September 30, 2002      Complex
--------                                 ------------------ ------------- --------------------- --------------
Robert M. Frayn, Jr.+...................      $10,000            $0              $10,000               1
Leon P. Gardner.........................       10,100             0               10,100               1
Howard J. Johnson.......................       10,000             0               10,000               1
David E. Maryatt+.......................       10,000             0               10,000               1
R. Jay Gerken*..........................            0             0                    0             226
Frederick O. Paulsell+#.................       10,000             0               10,000               1
Jerry A. Viscione.......................       10,000             0               10,000               1
Julie W. Weston++.......................       10,000             0               10,000               1

--------
* Designates a director who is an "interested person".
+ Pursuant to a deferred compensation plan, the following Directors have elected to defer payment of the following amounts of their compensation from the fund: Robert M. Frayn, Jr.--$10,000, David E. Maryatt-- $10,000 and Frederick O. Paulsell--$10,000.
# Mr. Paulsell deceased in October 2002.
++ Ms. Weston resigned from the Board in August 2002.

   Upon attainment of age 80 directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund directors together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year, $8,000 was paid from the fund to Directors Emeritus.

   No officer, director or employee of CGM or of its parent or any subsidiary receives any compensation from the fund for serving as an officer or director of the fund. The fund pays each director who is not an officer or employee of CGM or any of its affiliates a fee of $6,000 per annum plus $1,000 for each in-person meeting and $100 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses. During the fiscal year ended September 30, 2002, such expenses totaled $46,917. Effective for the calendar year 2003, the fund will pay each director who is not an officer of employee of CGM or its affiliates a fee of $16,000.00 per annum plus $2,500 for each in-person meeting and $500.00 per telephonic meeting.

   As of January 3, 2003, the directors and Officers of the fund as a group owned less than 1.00% of the outstanding common stock of the fund.

   As of January 3, 2003, the following shareholders beneficially owned 5% or more of a class of shares of the fund:

  Class A

    PFPC Brokerage Services
    FBO Primerica Financial Services
    211 South Gulph Road
    King of Prussia, PA 19406
    Owned 14.8299%*

  Class B

    PFPC Brokerage Services
    FBO Primerica Financial Services
    211 South Gulph Road
    King of Prussia, PA 19406
    Owned 17.9320%*

  Class Y

    Smith Barney Concert Series
    SB Allocation Balanced
    State Street Bank
    Attn: James Casey
    61 Broadway
    New York, NY 10006-2701
    Owned 51.2798%*

    Smith Barney Concert Series
    Select Balanced
    State Street Bank
    Attn: James Casey
    61 Broadway
    New York, NY 10006-2701
    Owned 37.8201%*

    Smith Barney Concert Series
    SB Allocation Conservative
    State Street Bank
    Attn: James Casey
    61 Broadway
    New York, NY 10006-2701
    Owned 6.5768%*
--------
* The fund believes that these entities are not the beneficial owners of shares held of record by them.

Investment Manager and Administrator

   SBFM serves as investment manager to the fund pursuant to an investment advisory agreement dated July 30, 1993 (the "Advisory Agreement"), which was first approved by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund or SBFM ("Independent Directors"), on April 7, 1993 and by shareholders on June 22, 1993 and was most recently approved by the board, including a majority of the independent directors, on June 25, 2002. The services provided by SBFM under the Advisory Agreement are described in the prospectus under "Management." SBFM bears all expenses in connection with the performance of its services and pays the salary of any officer or employee who is employed by both it and the fund. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). On September 21, 1999, the Board of Directors approved a management fee reduction. Consequently, the fund pays SBFM a fee, computed daily and paid monthly on the average daily net assets, according to the following table:

                           First $1.5 Billion.. 0.55%
                           Next $0.5 Billion... 0.50
                           Next $0.5 Billion... 0.49
                           Next $1.0 Billion... 0.46
                           Over $3.5 Billion... 0.38

   SBFM bears all of its expenses in connection with the performance of its services. For the fiscal years ended September 30, 2002, 2001 and 2000, the fund incurred $19,569,109, $17,289,482 and $11,720,952, respectively, in investment advisory fees.

   The Advisory Agreement for the fund has an initial term of two years and continues in effect, from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund's Board or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the fund's outstanding shares (as defined in the 1940 Act). In approving the continuation of the investment advisory agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the investment advisory agreement was in the best interests of the fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940
Act).

   SBFM also serves as administrator to the fund pursuant to a written agreement dated June 28, 1994 (the "Administration Agreement"), which was first approved by the fund's board, including a majority of the Independent Directors, on June 28, 1994 and was most recently approved by the Board, including a majority of the Independent Directors, on June 25, 2002. As compensation for administrative services rendered to the fund, SBFM receives a fee, computed daily and paid monthly on the average daily net assets, at the following rates:

                           First $2.0 Billion.. 0.20%
                           Next $0.5 Billion... 0.16
                           Next $1.0 Billion... 0.14
                           Over $3.5 Billion... 0.12

   For the fiscal years ended September 30, 2002, 2001 and 2000, the fund incurred $6,760,253, $6,030,513 and $4,297,104, respectively, in administration fees.

   Certain services provided to the fund by SBFM pursuant to the Administration Agreement are described in the prospectus under "Management." In addition to those services, SBFM pays the salaries of all officers and employees who are employed by both it and the fund, maintains office facilities for the fund, furnishes the fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. SBFM bears all expenses in connection with the performance of its services. SBFM renders investment advice to investment companies that had aggregate assets under management as of December 31, 2002 in excess of $97 billion.

   The fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of CGM or SBFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders and costs of shareholders' reports and corporate meetings.

Portfolio Transactions

   Decisions to buy and sell securities for the fund are made by the manager, subject to the overall supervision and review of the fund's board of directors. Portfolio securities transactions for the fund are effected by or under the supervision of SBFM.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the fiscal years ended September 30, 2002, 2001 and 2000, the fund paid total brokerage commissions of $9,455,671, $9,242,664, and $3,819,990 respectively.

   In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The Advisory Agreement between the fund and the manager provides that, in assessing the best overall terms available for any transaction, the manager shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the manager, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or other accounts over which the manager or an affiliate exercises investment discretion. For the fiscal year ended September 30, 2002, the fund directed brokerage transactions totaling $2,866,035,753 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions totaled approximately $8,864,157.

   The fund's board of directors periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund. It is possible certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. SBFM's fee under the Advisory Agreement is not reduced by reason of SBFM's receiving such brokerage and research services. Further, CGM will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

   The fund's board of directors has determined that any portfolio transaction for the fund may be executed through CGM if, in SBFM's judgment, the use of CGM is likely to result in price and execution at least as favorable as those of other qualified brokers, and if in the transaction, Salomon Smith Barney charges the fund a commission rate consistent with those charged by CGM to comparable unaffiliated customers in similar transactions. In addition, CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (i) the board of directors has expressly authorized CGM to effect such transactions; and (ii) CGM annually advises the fund of the aggregate compensation it earned on such transactions. For the fiscal years ended September 30, 2002, 2001 and 2000, the fund paid $159,406, $347,047 and 175,872 respectively, in brokerage commissions to CGM. The percentage of the fund's aggregate brokerage commissions paid to CGM for the fiscal year ended September 30, 2002 was 1.69% and the percentage of the fund's aggregate dollar amount of transactions involving the payment of commissions to CGM for the fiscal year ended September 30, 2002 was 2.50%.

   While investment decisions for the fund are made independently from those of the other accounts managed by SBFM, or certain affiliates of SBFM, investments of the type the fund may make also may be made by such other accounts. In such instances, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   The fund in consistency with Rule 10f-3 does not pay any brokerage commissions for portfolio transactions.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its manager and principal underwriters have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the fund's manager's and principal underwriters' code of ethics are on file with the SEC.

                                 DISTRIBUTION

   Distributors. Effective June 5, 2000, the fund has entered into an agreement with CGM located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge Blvd., Duluth, Georgia 30099, to distribute the fund's shares on a best efforts basis pursuant to distribution agreements. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

   Commissions on Class A Shares. For the 2000, 2001 and 2002 fiscal years, the aggregate dollar amount of commissions on Class A shares was as follows:

       Fiscal Year                Fiscal Year                Fiscal Year
     Ended 9/30/00*              Ended 9/30/01              Ended 9/30/02
     --------------              -------------              -------------
       $4,601,000                 $12,621,000                $10,384,000

--------
*  $4,140,900 was paid to CGM.

   Commissions on Class L Shares. For the 2000, 2001 and 2002 fiscal years, the aggregate dollar amount of commissions on Class L shares was as follows:

                                                             Fiscal Year
Fiscal Year Ended 9/30/00* Fiscal Year Ended 9/30/01        Ended 9/30/02
-------------------------- -------------------------        -------------
       $1,348,000                 $4,182,000                 $2,900,000

--------
*  $1,213,200 was paid to CGM.

   For the fiscal years ended September 30, 2002, 2001 and 2000, CGM received $8,000, $17,000 and $4,000, respectively, representing contingent deferred sales charges ("deferred sales charge") on redemptions of the fund's Class A shares. For the fiscal years ended September 30, 2002, 2001 and 2000, CGM received $3,057,000, $1,202,000 and $594,000, respectively, representing deferred sales charge on redemptions of the fund's Class B shares. For the fiscal years ended September 30, 2002, 2001 and 2000, CGM received $328,000, $232,000 and $32,000, respectively, representing deferred sales charge on redemptions of the fund's Class L shares.

   When payment is made by the investor before settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The fund's board of directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

Services and Distribution Plan

   To compensate CGM or PFS Investments Inc. ("PFSI"), as the case may be, for the services it provides and for the expenses it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, and with respect to Class A and Class B shares also pays PFSI a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays CGM a distribution fee, with respect to the Class B and Class L shares, primarily intended to compensate CGM, and with respect to the Class B shares, PFSI, for its initial expense of paying Financial Consultants and PFS Investments Registered Representatives a commission upon sales of those shares. The Class B and Class L distribution fees are calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares.

   For the fiscal year ended September 30, 2002, CGM incurred distribution expenses for the following: advertising, printing and mailing prospectuses, support services and overhead expenses to Smith Barney Financial Consultants and accruals for interest on the excess of CGM expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by CGM set out in the following table:

             Financial
             Consultant     Branch   Advertising Printing  Interest
            Compensation   Expenses   Expenses   Expenses  Expenses
            ------------  ---------- ----------- -------- ----------
            $23,135,354   $8,518,102 $1,919,425  $19,817  $2,687,558

   Fees are paid to PFS Distributors, which in turn pays PFSI to pay its PFS Investment Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFSI associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses.

   CGM and PFS Distributors may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended (the "1933 Act"). From time to time, CGM or PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may from time to time pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives who sell shares of the fund.

   The following shows the total distribution fees paid by each Class for the fiscal year ended September 30, 2002:

                                                              9/30/02
                                                            -----------
         Class A........................................... $ 3,834,555
         Class B...........................................  14,902,954
         Class L...........................................   8,747,180
                                                            -----------
            Total.......................................... $27,484,689

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the fund's board of directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a class of the fund at any time, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFSI will provide the fund's board of directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Custodian

   State Street Bank & Trust Company (the "custodian"), located at 225 Franklin Street, Boston, Massachusetts 02110 serves as the custodian of the fund. Under its agreement with the fund, the custodian holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Independent Accountants

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the fund's independent accountants to audit and report on the fund's financial statements.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

   General. The fund offers four classes of shares: Classes A, B, L, and Y. Class A and Class L shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class L shares are also subject to a deferred sales charge payable upon certain redemptions. Class Y shares are sold without an initial sales charge or a deferred sales charge and are available only to investors investing a minimum of $15,000,000. See the prospectus for a discussion of factors to consider in selecting which class of shares to purchase.

   Investors in Class A, Class B, and Class L shares may open an account by making an initial investment in the fund of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code (the "Code"), the minimum initial and subsequent investment requirement for Class A, Class B, and Class L shares and the subsequent investment requirement for all classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B, and Class L shares and the subsequent investment requirement for all classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A,

Class B, and Class L shares and the subsequent investment requirement for all classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, unit holders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by PFPC Global Fund Services ("PFPC"), a sub-transfer agent, or Primerica Shareholder Services ("Primerica Shareholder Services"), a sub-transfer agent. Share certificates are issued only upon a shareholder's written request to PFPC or PFS Shareholder Services.

   CGM Accounts. Purchases of shares of the fund must be made through a brokerage account maintained with CGM, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the fund through the transfer agent. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares. CGM and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.

   PFS Investments Accounts. The fund offers two classes of shares to investors purchasing through PFS Investments: Class A shares and Class B shares.

   Initial purchases of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFS Investments and also as agent for the PFS Distributors, in accordance with the terms of the Prospectus. If Citicorp Trust Bank, fsb (the "Transfer Agent") ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by Primerica Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each, class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in the fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in the fund is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the Transfer Agent or Primerica Shareholder Services prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by Primerica Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are also offered at net asset value to accounts opened for shareholders by PFS Investments Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS, if such redemption has occurred no more than 60 days prior to the purchase of shares of the fund, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. PFS may pay PFS Investments Registered Representatives through whom purchases are made at net asset value an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFSI. Contact PFS Shareholder Services at (800) 544-5445 for further information and appropriate forms. The purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are also available at the shareholder's request.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

  Additional General Information

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders can invest at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by CGM or PFS Investments. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                   Sales Charge
                     ---------------------------------------  Dealers' Reallowance as %
Amount of Investment % of Offering Price % of Amount Invested     of Offering Price
-------------------- ------------------- -------------------- -------------------------
Less than $25,000...        5.00%                5.26%                     4.50%
$   25,000 -  49,999        4.25                 4.44                      3.83
    50,000 -  99,999        3.75                 3.90                      3.38
   100,000 - 249,999        3.25                 3.36                      2.93
   250,000 - 499,999        2.75                 2.83                      2.48
   500,000 - 999,000        2.00                 2.04                      1.80
 1,000,000 or more..           0                    0                up to 1.00*

--------
* A distributor pays up to 1.00% to a Service Agent.

   Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers--Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares of the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in a CGM fee-based arrangement; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and; (j) purchase by executive deferred compensation plans participating in the CGM ExecuChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more (for PFS Investments Accounts--$25,000 or more) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or the Transfer Agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the fund's Class
A shares, which may include a deferred sales charge of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

Deferred Sales Charge Provisions

   "Deferred sales charge shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney Retirement Programs."

      Year Since Purchase Payment Was Made          Deferred Sales Charge
      ------------------------------------          ---------------------
      First........................................         5.00%
      Second.......................................         4.00
      Third........................................         3.00
      Fourth.......................................         2.00
      Fifth........................................         1.00
      Sixth and thereafter.........................         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Retirement Programs

   Smith Barney Funds Retirement Program. The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be repurchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

Determination of Public Offering Price

   The fund offers its shares to the public on a continuous basis. The public offering price for Class A shares of the fund is equal to the net asset value per share at the time of purchase plus an initial sales charge based on the aggregate amount of the investment. The public offering price for Class B, Class L and Class Y shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B and Class L shares, and of Class A shares when purchased in amounts equaling or exceeding $1,000,000. The method of computation of the public offering price is shown in the fund's financial statements incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency, as determined by the SEC, exists so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to a sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

   If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

   The fund does not issue share certificates unless a written request signed on all registered issues is made to PFPC Global Fund Services. If you hold share certificates, it will take you longer to exchange or redeem shares.

Distributions in Kind

   If the board of directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

  a. CGM Accounts.

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

      Smith Barney Fundamental Value Fund Inc.
      Class A, B, L, or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

   Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of the fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the fund nor any of its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

  b. PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to a sub-transfer agent, PFS Shareholder Services, at P.O. Box 9662, Providence, RI 02940 -9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.

                              VALUATION OF SHARES

   The prospectus states that the net asset value of the fund's classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, the last sale price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of directors. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of directors.

                              EXCHANGE PRIVILEGE

   As your needs change, you may wish to reposition your investments. With Smith Barney Mutual Funds, you have the ability to exchange your shares of most Smith Barney mutual funds for those of others within the family.

   Except as otherwise noted below, shares of each class of the fund may be exchanged for shares of the same class of certain other Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B, and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange. Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

   Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any fund imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge.

   Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   Shareholders who establish telephone transaction authorization on their account may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

                               PERFORMANCE DATA

   From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any class it will also disclose such information for the other classes.

Average Annual Total Return

   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

Where:   P =   a hypothetical initial payment of $1,000.
         T =   average annual total return.
         n =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                          Average Annual Total Return

      Class of Shares  1-Year  5-Year 10-Year Life of fund Inception date
      --------------- ------   ------ ------- ------------ --------------
        Class A(1)... (27.15)%  0.12%  8.95%     11.04%       11/12/81
        Class B(2)... (27.69)%  0.21%   N/A       8.66%        11/6/92
        Class L(3)... (25.36)%  0.19%   N/A       7.19%       08/10/93
        Class Y(4)... (23.01)%  1.28%   N/A       6.40%       10/13/96

--------
(1) The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the sales charge had not been deducted, the cumulative total return for Class A shares for the same periods would have been (23.33)%, 1.16%, 9.51% and 11.31%, respectively.
(2) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the deferred sales charge had not been deducted, the cumulative total return for Class B shares for the same periods would have been (23.90)%, 0.37% and 8.66% respectively.
(3) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the deferred sales charge had not been deducted, the cumulative total return for Class L shares for the same period would have been (23.83)%, 0.39% and 7.31%, respectively.
(4) Class Y shares do not incur sales charges or deferred sales charges. During November 1995, Class Y shares were fully redeemed; therefore, performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made of Class Y shares.

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio, operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each class' net investment income changes in response to fluctuations in interest rates and expenses of the fund.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D\\

Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-
                    or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

Where:         P =   a hypothetical initial payment of $1,000.
               T =   average annual total return (after taxes on distributions and redemption).
               n =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                     5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                                     TAXES

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

   The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income do not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 62-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Further more, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. this provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a percentage of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liabilities.

   Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the US. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

   Dividends and distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

   Options Transactions. The tax consequences of options transactions entered into by the fund will vary depending on the nature of the underlying security and whether the "straddle" rules, discussed separately below, apply to the transaction. When the fund writes a call or put option on an equity or debt security, it will receive a premium that will, subject to the "section 1256 contract" and straddle rules discussed below, be treated as follows for tax purposes. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call option not treated as part of a straddle may be treated as long-term capital loss. If a call option written by the fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by the fund is exercised, the amount of the premium will reduce the tax basis of the security the fund then purchases.

   The Code imposes a special "mark-to-market" system for taxing section 1256 contracts, which include options on nonconvertible debt securities (including U.S. government securities). In general, gain or loss with respect to section 1256 contracts will be taken into account for tax purposes when actually realized (by a closing transaction, by exercise, by taking delivery or by other termination). In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at their year-end fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. Provided section 1256 contracts are held as capital assets and are not part of a straddle, both the realized and unrealized year-end gain or loss from these investment positions (including premiums on options that expire unexercised) will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time particular positions are actually held by the fund.

   Straddles. The Code contains rules applicable to "straddles," that is, "offsetting positions in actively traded personal property." Such personal property includes section 1256 contracts or other investment contracts. Where applicable, the straddle rules generally override the other provisions of the Code. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call options would not be treated as part of a straddle). The fund is authorized to enter into covered call and covered put positions. Depending on what other investments are held by the fund, at the time it enters into one of the above transactions, the fund may create a straddle for purposes of the Code.

   If two (or more) positions constitute a straddle, recognition of a realized loss from one position (including a marked-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Also, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Furthermore, interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized.

   If the fund chooses to identify a particular offsetting position as being one component of a straddle, a realized loss on any component of the straddle will be recognized no earlier than upon the liquidation of all of the components of the straddle. Special rules apply to "mixed" straddles (that is, straddles consisting of a section 1256 contract and an offsetting position that is not a section 1256 contract). If the fund makes certain elections, the section 1256 contract components of such mixed straddles will not be subject to the 60%/40% mark-to-market rules. If any such election is made, the amount, the nature (as long- or short-term) and the timing of the recognition of the fund's gains or losses from the affected straddle positions will be determined under rules that will vary according to the type of election made.

   Wash Sales. "Wash sale" rules will apply to prevent the recognition of loss with respect to a position where an identical or substantially identical position is or has been acquired within a prescribed period.

   The foregoing is only a summary of certain federal tax considerations generally affecting the fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                            ADDITIONAL INFORMATION

   The fund was originally incorporated under the laws of the State of Washington on March 17, 1981, under the name Foster & Marshall Growth Fund, Inc. On May 22, 1984, December 18, 1987, November 21, 1989, August 12, 1992,
August 17, 1993 and October 14, 1994, the fund changed its name to Shearson Fundamental Value Fund Inc., Shearson Lehman Fundamental Value Fund Inc., SLH Fundamental Value Fund Inc., Shearson Lehman Brothers Fundamental Value Fund Inc., Smith Barney Shearson Fundamental Value Fund Inc., and Smith Barney Fundamental Value fund Inc. Without changing its name, the fund was reincorporated as a Maryland corporation on May 24, 1995.

   The fund currently offers shares of common stock classified into four Classes, A, B, L and Y. Each class of shares represents an identical pro rata interest in the fund's investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the effect of the respective sales charges, if any, for each class; (c) the distribution and/or service fees borne by each class; (d) the expenses allocable exclusively to each class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each class; and (g) the conversion feature of the Class B shares. The board of directors does not anticipate that there will be any conflicts among the interests of the holders of the different share classes of the fund. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The fund is not required to hold annual meetings. However the directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

   The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Any shareholder who does not want this consolidation to apply to his or her account should contact his or her Smith Barney Financial Consultant or the Transfer Agent.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, NY 10004 serves as the Transfer Agent and shareholder services agent of the fund. PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent to render certain shareholder record keeping and accounting services functions. In addition, Primerica Shareholder Services, located at 3100 Breckinridge Blvd, Bldg. 200, Duluth, Georgia 30099-0062, also serves as a sub-transfer agent to render certain shareholder record keeping and accounting services functions.

                             FINANCIAL STATEMENTS

   The fund's Annual Report for the fiscal year ended September 30, 2002 is incorporated herein by reference in its entirety. The Annual Report was filed on November 27, 2002, Accession Number 0000091155-02-000253.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers. That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A

                     Proxy Voting Policies and Procedures

   The Board of Directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

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   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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